UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 15, 2009
RESOLUTE ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-34464 (Commission File Number)	27-0659371 (I.R.S. Employer Identification Number)

1675 Broadway, Suite 1950	80202
Denver, CO
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 303-534-4600
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreement.
     On November 15, 2009, Resolute Aneth, LLC (“Aneth”), Resolute Energy Corporation (“Resolute”) and certain of its subsidiaries and the lenders under that certain Amended and Restated Credit Agreement, dated April 14, 2006, between Aneth, as Borrower and Wachovia Bank, National Association, as Administrative Agent, Wells Fargo Bank, National Association and BMO Capital Markets Financing, Inc., as Co-Syndication Agents, Deutsche Bank Securities Inc. and Fortis Capital Corp., as Co-Documentation Agents and The Lenders Party Thereto (the “Credit Agreement”), entered into a Seventh Amendment to the Credit Agreement, pursuant to which, among other things, the definition of “EBITDA” was adjusted to add back transaction costs associated with the transactions described in that certain Purchase and IPO Reorganization Agreement among Hicks Acquisition Company I, Inc. (“HACI”), Resolute and others, dated August 2, 2009, whereby (a) HACI and the Loan Parties other than Resolute Holdings Sub, LLC became direct or indirect wholly-owned Subsidiaries of Resolute and (b) Resolute became a publicly held corporation.
     The foregoing summary of the Seventh Amendment (and the transactions contemplated thereby) does not purport to be complete and is subject to, and qualified in its entirety by, the full text of such document, which is attached hereto as Exhibit 10.1 and incorporated herein by reference. Capitalized terms used but not defined herein shall have the meaning set forth in the Credit Agreement, as amended.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Exhibit
10.1*
Seventh Amendment to Amended and Restated Credit Agreement dated November 15, 2009, between Resolute Aneth, LLC, as Borrower and Wachovia Bank, National Association, as Administrative Agent, Wells Fargo Bank, National Association and BMO Capital Markets Financing, Inc., as Co-Syndication Agents, Deutsche Bank Securities Inc. and Fortis Capital Corp., as Co-Documentation Agents and The Lenders Party Thereto.

*	Filed herewith.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 17, 2009

RESOLUTE ENERGY CORPORATION
By:	/s/ James M. Piccone
James M. Piccone
President

EXHIBIT INDEX

Exhibit
Number	Exhibit
10.1*
Seventh Amendment to Amended and Restated Credit Agreement dated November 15, 2009, between Resolute Aneth, LLC, as Borrower and Wachovia Bank, National Association, as Administrative Agent, Wells Fargo Bank, National Association and BMO Capital Markets Financing, Inc., as Co-Syndication Agents, Deutsche Bank Securities Inc. and Fortis Capital Corp., as Co-Documentation Agents and The Lenders Party Thereto.

*	Filed herewith.